UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549
Form 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)		August 1, 2002
PEPCO HOLDINGS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-33049 (Commission File Number)	52-2297449 (I.R.S. Employer Identification No.)
701 Ninth Street, N. W., Washington, D.C. Address of principal executive offices		20068 (Zip Code)
Registrant's telephone number, including area code		(202) 872-3526
(Former Name or Former Address, if Changed Since Last Report)

PEPCO HOLDINGS, INC. Form 8-K/A

Item 2.	Acquisition or Disposition of Assets.

          This Form 8-K/A further amends the Form 8-K of Pepco Holdings, Inc. (the "Company") filed on August 2, 2002, and the Form 8-K/A of the Company filed on August 14, 2002, by adding Item 7(b), pro forma financial information, in accordance with paragraph (b)(2) of Item 7 of Form 8-K.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
	(b)	Pro Forma Financial Information
		1.	Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 2001.
		2.	Unaudited Pro Forma Combined Balance Sheet at June 30, 2002 and Unaudited Pro Forma Combined Statement of Income for the Six Months ended June 30, 2002.
	(c)	Exhibits
		99.1	Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 2001. (Incorporated by reference to Exhibit 99.1 of the Company's Current Report on Form 8-K/A filed on July 3, 2002.)
		99.2	Unaudited Pro Forma Combined Balance Sheet at June 30, 2002 and Unaudited Pro Forma Combined Statement of Income for the Six Months ended June 30, 2002.
Signatures Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
October 9, 2002 DATE		-2-	Pepco Holdings, Inc. (Registrant) DENNIS R. WRAASE By: Dennis R. Wraase President